UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 24, 2005


                          ICON LEASING FUND ELEVEN, LLC
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-121790                 20-1979428
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      (State of                    (Commission                 (IRS Employer
     Incorporation)                 File Number)             Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On August 24, 2005, Sean Hoel resigned from his position as Senior Vice President of ICON Capital Corp., the Registrant's manager, effective September 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ICON LEASING FUND ELEVEN, LLC

                                 By: ICON CAPITAL CORP., its Manager

                                 By: /s/ Thomas W. Martin
                                 ----------------------------------------
Date: August 30, 2005            Thomas W. Martin
                                 Executive Vice President